                             ASSIGNMENT OF PATENT RIGHTS


     WHEREAS, WE, BILL H. MCANALLEY, H. REGINALD MCDANIEL, D. ERIC MOORE, EILEEN
P. VENNUM and WILLIAM C. FIORETTI, (hereinafter referred to as the "INVENTORS") are citizens of the United States and reside at the addresses as stated below, respectively, have jointly made an invention (hereinafter referred to as the "INVENTION") entitled "COMPOSITIONS OF PLANT CARBOHYDRATES AS DIETARY SUPPLEMENTS" for which we have filed United States provisional patent applications, an International Application pursuant to the Patent Cooperation Treaty ("PCT") designating all countries that were members of the PCT as of August 4, 1997 and certain direct national foreign patent applications, including, without limitation, the patents and patent applications listed on Schedule A;

     WHEREAS, MANNATECH, INC. (hereinafter referred to as MANNATECH), a corporation organized under the laws of the State of Texas, U.S.A. having a place of business at 600 South Royal Lane, Suite 200, Coppell, TX 75019, is desirous of acquiring the entire right, title and interest in, to and under the INVENTION and all patents and patent applications filed thereon, including, without limitation, the patents and patent applications listed on Schedule A.;

     NOW, THEREFORE, for and in consideration of One Dollar ($1.00) and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged jointly and severally by the INVENTORS, we have assigned, sold, transferred and set over and by these presents do hereby assign, sell, transfer and set over unto MANNATECH the entire right, title and interest in and to (a) the INVENTION and worldwide rights therein; (b) the patents and patent applications listed on Schedule A., including all continuations, divisions, continuations-in-part and substitutions thereof, and (c) all patents which shall issue for the INVENTION including without limitation, any and all patents and patent application listed on Schedule A or any continuations, divisions, continuations-in-part, renewals or substitutes thereof as well as all reissues, reexaminations, renewals and extensions thereof, for the United States, its territories and possessions and all foreign countries, including the right to file corresponding patent applications on the INVENTION in any and all foreign countries, and to claim priority under any and all treaties and conventions to which the United States of America is signatory including the Paris Convention for the Protection of Industrial Property for such corresponding applications, or any division, continuation, continuation-in-part or substitution thereof, the same to be held and enjoyed by MANNATECH, its assigns and successors, as fully and entirely as the same would have been held and enjoyed by the INVENTORS, had this assignment not been made.

     The INVENTORS jointly and severally covenant and agree that the INVENTORS will, at any time upon the request and at the expense of MANNATECH, execute and deliver any and all papers and do all lawful acts that may be necessary or desirable, in the opinion of MANNATECH, to enable and assist MANNATECH to (a) obtain patents, both domestic and foreign, on the INVENTION; (b) establish, maintain and secure title in MANNATECH, its successors and assigns, to the INVENTION, the patents and patent applications listed on Schedule A including making such title lawful public record; and (c) defend, establish or otherwise preserve the validity of the patents and patent applications listed on the Schedule A against any and all infringers, and perform such other acts as are necessary to give full force and effect to this assignment.

     The INVENTORS jointly and severally represent and covenant that no assignment, mortgage, sale, license, pledge, encumbrance or alienation of the INVENTION or the patents and patent applications listed on Schedule A has been or will be made or entered into which would conflict with this assignment and sale.

     The INVENTORS jointly and severally hereby irrevocably constitute and appoint MANNATECH and any officer or agent thereof, with full power of substitution, as their, his or her true and lawful attorney-in-fact, with full irrevocable power and authority in their, his or her name to take any and all action and to execute thereafter any and all documents and instruments which MANNATECH deems necessary or desirable to accomplish the purposes of this Agreement.

     The INVENTORS jointly and severally authorize MANNATECH, its attorneys and agents to prosecute the applications listed in Schedule A and to update the information concerning the applications listed in Schedule A including inserting the application numbers and filing dates, when known, into the assignment for the INVENTION. MANNATECH shall send updated copies of Schedule A to the INVENTORS from time to time.

     IN WITNESS WHEREOF, we have duly executed this assignment on the date as indicated next to our names.



Date:  30 Oct 97                    /s/ Bill H. McAnalley
                                   -----------------------------
                                   BILL H. MCANALLEY

     Residence Address:                 4921 CORN VALLEY
                                        GRAND PRAIRIE, TX 75052
                                        UNITED STATES OF AMERICA

STATE OF TEXAS


COUNTY OF Dallas


     BEFORE ME, the undersigned authority, on this day personally appeared Bill
H. McAnalley, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 30 day of OCT., 1997.


                                        /s/ Vincenza C. Calvey
                                        ------------------------
     VINCENZA C. CALVEY                 Notary Public in and for
     MY COMMISSION EXPIRES              said county and state
     September 11, 2001

     SEAL

                                       VINCENZA C. CALVEY
                                       --------------------------
                                       Printed Name of Notary



My Commission Expires:
 9-11-2001

Date:  10/30/97                         /s/ H. Reginald McDaniel
                                        -------------------------
                                        H. REGINALD MCDANIEL


     Residence Address:                 4 WOODLAND DRIVE
                                        MANSFIELD, TX 76063
                                        UNITED STATES OF AMERICA

STATE OF TEXAS


COUNTY OF Dallas




     BEFORE ME, the undersigned authority, on this day personally appeared H. Reginald McDaniel known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 30 day of OCT., 1997.



                                             /s/ Vincenza C. Calvey
                                             --------------------------------
     VINCENZA C. CALVEY                      Notary Public in and for
     MY COMMISSION EXPIRES                   said county and state
     September 11, 2001

     SEAL                                    VINCENZA C. CALVEY
                                             ----------------------------
                                             Printed Name of Notary





My Commission Expires:
 9-11-2001

Date:  10/30/97                         /s/ D. Eric Moore
                                        -------------------------
                                        D. ERIC MOOORE


     Residence Address:                 2911 OLD MILL RUN
                                        GRAPEVINE, TX 76057
                                        UNITED STATES OF AMERICA

STATE OF TEXAS


COUNTY OF Dallas




     BEFORE ME, the undersigned authority, on this day personally appeared D. Eric Moore known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 30 day of OCT., 1997.



                                             /s/ Vincenza C. Calvey
                                             --------------------------------
     VINCENZA C. CALVEY                      Notary Public in and for
     MY COMMISSION EXPIRES                   said county and state
     September 11, 2001

     SEAL                                    VINCENZA C. CALVEY
                                             ----------------------------
                                             Printed Name of Notary





My Commission Expires:
 9-11-2001

Date:  10/30/97                         /s/ Eileen P. Vennum
                                        -------------------------
                                        EILLEEN P. VENNUM


     Residence Address:                 2229 N. WESTFIELD
                                        GRAND PRAIRIE, TX 75050
                                        UNITED STATES OF AMERICA

STATE OF TEXAS


COUNTY OF Dallas




     BEFORE ME, the undersigned authority, on this day personally appeared Eileen P. Vennum known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 30 day of OCT., 1997.



                                             /s/ Vincenza C. Calvey
                                             --------------------------------
     VINCENZA C. CALVEY                      Notary Public in and for
     MY COMMISSION EXPIRES                   said county and state
     September 11, 2001

     SEAL                                    VINCENZA C. CALVEY
                                             ----------------------------
                                             Printed Name of Notary





My Commission Expires:
 9-11-2001

Date:  10/30/97                         /S/ William C. Fioretti
                                        -------------------------
                                        WILLIAM C. FIORETTI


     Residence Address:                 2224 LAKERIDGE DRIVE
                                        GRAPEVINE, TX 76051
                                        UNITED STATES OF AMERICA

STATE OF TEXAS


COUNTY OF Dallas




     BEFORE ME, the undersigned authority, on this day personally appeared William C. Fioretti known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 30 day of OCT., 1997.



                                             /s/ Vincenza C. Calvey
                                             --------------------------------
     VINCENZA C. CALVEY                      Notary Public in and for
     MY COMMISSION EXPIRES                   said county and state
     September 11, 2001

     SEAL                                    VINCENZA C. CALVEY
                                             ----------------------------
                                             Printed Name of Notary





My Commission Expires:
 9-11-2001


                                      Page 7of 8

                                      SCHEDULE A

1) United States Provisional patent application Serial No. 60/022,467 filed August 9, 1996;

2) United States Provisional patent application Serial No. 60/030,317 filed November 1, 1996;

3) United States Provisional patent application Serial No. 60/057,017 filed July 24, 1997;

4)   PCT International Application No. PCT/US97/13379 filed August 4, 1997;

5)   Argentina patent application Serial No. P97 01 03619 filed August 8, 1997;

6)   Malaysian patent application Serial No. ______________ filed August 8,
     1997;

7)   Philippines patent application Serial No. I-57533 filed August 8, 1997;

8)   South African patent application Serial No. 97/7102 filed August 8, 1997;

9)   Taiwan patent application Serial No. 86111421 filed August 9, 1997;

10)  Thailand patent application Serial No. 038968 filed August 7, 1997; and

11)  Venezuelan patent application Serial No. 1592-97 filed August 8,1997.


                                     Page 8 of 8